EXHIBIT 4.3



                       [FORM OF FACE OF STOCK CERTIFICATE]

                         APEX WEALTH ENTERPRISES LIMITED

Number                                                     Shares

This certifies that

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                         APEX WEALTH ENTERPRISES LIMITED



     (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.



Witness the facsimile signatures of the Corporation's duly authorized officers.



         Dated:                            , 2003

                  CHAIRMAN OF THE BOARD AND

                  CHIEF EXECUTIVE OFFICER                            SECRETARY

         Countersigned and Registered:

         American Stock Transfer Trust Company

         By



         Authorized Signature



                     [FORM OF REVERSE OF STOCK CERTIFICATE]

                       EURO TECH HOLDINGS COMPANY LIMITED



     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

  FOR VALUE RECEIVED, ___________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

Please insert social security or other

identifying number of assignee



         [              ]_______________________________________________________

         (Please print or type name and address, including zip code of assigned)



OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________________
     ATTORNEY TO TRANSFER THE SAID STOCK ON THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:_____________________         X_______________________________

                                    X__________________________________

                                     Notice: The signature(s) to this
                                     assignment must correspond with the
                                     names(s) as written upon the face of
                                     the certificate, in every particular,
                                     without alteration or enlargement, or
                                     any change whatsoever.